UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020 (November 16, 2020)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 16, 2020, Veritiv Corporation (the “Company”), UWW Holdings, LLC (the “Selling Stockholder”) and Morgan Stanley & Co. LLC (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) in connection with the offer and sale by the Selling Stockholder of 1,400,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, owned by the Selling Stockholder, at a price of $18.50 per share in an underwritten public offering. The sale of the Shares pursuant to the Underwriting Agreement was completed on November 19, 2020. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholder.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, each of the Company and the Selling Stockholder has agreed to indemnify the Underwriter against certain liabilities on customary terms. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The offer and sale of the Shares was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-207286), including the Prospectus contained therein dated February 15, 2017, and a related Prospectus Supplement dated November 16, 2020, each on file with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated November 16, 2020, among the Company, the Selling Stockholder and the Underwriter
5.1	Opinion of Sidley Austin LLP regarding the legality of the Shares
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated: November 19, 2020	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary